UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 29, 2004

Commission File Number: 000-49971

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	71-0876952
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15991 Redhill Avenue, Suite 110
Tustin, California 92780
(Address of principal executive offices, including zip code)

(714) 247-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OCEAN WEST HOLDING CORPORATION

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 29, 2004 Ocean West Holding Corporation, (“OWHC”) engaged Chavez and Koch, CPA’s as the independent accountant to act as the principal accountant to audit OWHC’s financial statements. OWHC did not consult with Chavez and Koch, CPA’s on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on OWHC’s financial statements or any disagreements or a reportable event..

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: December 3, 2004	OCEAN WEST HOLDING CORPORATION
	By:	/s/ Wayne K. Bailey
Wayne K. Bailey
Chief Financial Officer (Principal Financial and Accounting Officer)